Exhibit 23

                      Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 33-75622) of Albemarle Corporation and Subsidiaries as of our report dated February 4, 2000 relating to the financial statements, which appears in this Form 10-K.





                                                 /s/PricewaterhouseCoopers LLP


                                                    Richmond, Virginia
                                                    March 22, 2000